                                                                      Exhibit 24


                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of (i) the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation (the "Plan Shares") that may be offered from time to time to employees of Alleghany Asset Management, Inc. or its subsidiaries eligible to participate ("Participants") in the savings and profit sharing plan for the Participants (the "Plan") in accordance with the terms thereof, and (ii) an indeterminate amount of interests ("Plan Interests") to be offered or sold to Participants pursuant to the Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such Plan Shares and Plan Interests and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 16th day of June, 1998.



                                                     /s/   Dan R. Carmichael
                                                     ---------------------------
                                                           Dan R. Carmichael

                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of (i) the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation (the "Plan Shares") that may be offered from time to time to employees of Alleghany Asset Management, Inc. or its subsidiaries eligible to participate ("Participants") in the savings and profit sharing plan for the Participants (the "Plan") in accordance with the terms thereof, and (ii) an indeterminate amount of interests ("Plan Interests") to be offered or sold to Participants pursuant to the Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such Plan Shares and Plan Interests and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 16th day of June, 1998.



                                                     /s/   Thomas S. Johnson
                                                     ---------------------------
                                                           Thomas S. Johnson

                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of (i) the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation (the "Plan Shares") that may be offered from time to time to employees of Alleghany Asset Management, Inc. or its subsidiaries eligible to participate ("Participants") in the savings and profit sharing plan for the Participants (the "Plan") in accordance with the terms thereof, and (ii) an indeterminate amount of interests ("Plan Interests") to be offered or sold to Participants pursuant to the Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such Plan Shares and Plan Interests and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 16th day of June, 1998.



                                                     /s/   Allan P. Kirby, Jr.
                                                     ---------------------------
                                                           Allan P. Kirby, Jr.

                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of (i) the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation (the "Plan Shares") that may be offered from time to time to employees of Alleghany Asset Management, Inc. or its subsidiaries eligible to participate ("Participants") in the savings and profit sharing plan for the Participants (the "Plan") in accordance with the terms thereof, and (ii) an indeterminate amount of interests ("Plan Interests") to be offered or sold to Participants pursuant to the Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such Plan Shares and Plan Interests and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 16th day of June, 1998.



                                                     /s/   F.M. Kirby
                                                     ---------------------------
                                                           F.M. Kirby

                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of (i) the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation (the "Plan Shares") that may be offered from time to time to employees of Alleghany Asset Management, Inc. or its subsidiaries eligible to participate ("Participants") in the savings and profit sharing plan for the Participants (the "Plan") in accordance with the terms thereof, and (ii) an indeterminate amount of interests ("Plan Interests") to be offered or sold to Participants pursuant to the Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such Plan Shares and Plan Interests and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 11th day of June, 1998.



                                                     /s/   William K. Lavin
                                                     ---------------------------
                                                           William K. Lavin

                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of (i) the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation (the "Plan Shares") that may be offered from time to time to employees of Alleghany Asset Management, Inc. or its subsidiaries eligible to participate ("Participants") in the savings and profit sharing plan for the Participants (the "Plan") in accordance with the terms thereof, and (ii) an indeterminate amount of interests ("Plan Interests") to be offered or sold to Participants pursuant to the Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such Plan Shares and Plan Interests and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 16th day of June, 1998.



                                                     /s/   Roger Noall
                                                     ---------------------------
                                                           Roger Noall

                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of (i) the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation (the "Plan Shares") that may be offered from time to time to employees of Alleghany Asset Management, Inc. or its subsidiaries eligible to participate ("Participants") in the savings and profit sharing plan for the Participants (the "Plan") in accordance with the terms thereof, and (ii) an indeterminate amount of interests ("Plan Interests") to be offered or sold to Participants pursuant to the Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such Plan Shares and Plan Interests and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 16th day of June, 1998.



                                                     /s/   James F. Will
                                                     ---------------------------
                                                           James F. Will

                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of (i) the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation (the "Plan Shares") that may be offered from time to time to employees of Alleghany Asset Management, Inc. or its subsidiaries eligible to participate ("Participants") in the savings and profit sharing plan for the Participants (the "Plan") in accordance with the terms thereof, and (ii) an indeterminate amount of interests ("Plan Interests") to be offered or sold to Participants pursuant to the Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such Plan Shares and Plan Interests and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 16th day of June, 1998.



                                                     /s/   Paul F. Woodberry
                                                     ---------------------------
                                                           Paul F. Woodberry